SCUDDER
                                                                     INVESTMENTS



                         Scudder High-Yield Fund

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                                       Classes A, B, C and I
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                                        Annual Report
                                        September 30, 2001










The fund seeks the highest level of current income obtainable from a diversified portfolio of fixed income securities which the fund's investment manager considers consistent with reasonable risk.

Contents
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         3 Performance Summary

         6 Economic Overview

         8 Portfolio Management Review

        12 Portfolio Summary

        14 Investment Portfolio

        26 Financial Statements

        30 Financial Highlights

        34 Notes to Financial Statements

        43 Report of Independent Auditors

        44 Tax Information

        44 Officers and Trustees

        45 Shareholder Meeting Results

        47 Account Management Resources




Scudder High-Yield Fund                          Nasdaq Symbol     CUSIP Number
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Class A                                              KHYAX          81115L-105
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Class B                                              KHYBX          81115L-204
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Class C                                              KHYCX          81115L-303
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Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary                                           September 30, 2001
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 Average Annual Total Returns (Unadjusted for Sales Charge)
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Scudder High-Yield Fund                      1-Year    3-Year   5-Year  10-Year
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Class A                                      -7.68%    -1.89%    1.24%  6.97%
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Class B                                      -8.50%    -2.72%    0.37%  6.04%(a)
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Class C                                      -8.46%    -2.68%    0.41%  6.09%(a)
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Salomon Smith Barney Long-Term High Yield
Bond Index++                                 17.15%     7.98%   10.13% 12.29%
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Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

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 Net Asset Value and Distribution Information
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                                          Class A       Class B        Class C
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Net Asset Value:
9/30/01                                 $    5.18      $    5.17     $    5.19
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9/30/00                                 $    6.34      $    6.33     $    6.35
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Distribution Information:
Twelve Months:
  Income Dividends                      $    0.71      $    0.66     $    0.66
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September Income Dividend               $   0.053      $   0.049     $   0.049
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SEC 30-day Yield+                          13.00%         12.65%        12.85%
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Current Annualized Distribution Rate+      12.16%         11.30%        11.28%
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+    Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2001. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended September 30, 2001, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

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 Class A Lipper Rankings* -- High Current Yield Funds Category
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                                                         Number of
                                                            Funds     Percentile
Period                                     Rank           Tracked      Ranking
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1-Year                                      167     of      383          44
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3-Year                                      134     of      271          50
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5-Year                                      68      of      149          46
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10-Year                                     22      of      54           40
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Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

* Lipper rankings are based on net asset value and do not include the effect of sales charge. If sales charge had been included, results might have been less favorable. Rankings are for Class A; rankings for share classes may vary.

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Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
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THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)

Scudder High-Yield Fund -- Class A

Salomon Smith Barney Long-Term High Yield Bond Index++
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           '91                9550            10000
           '92               11456            12356
           '93               13051            14905
           '94               13657            14745
           '95               15582            18149
           '96               17609            19677
           '97               20020            23381
           '98               19829            25326
           '99               20645            26265
           '00               20285            27215
           '01               18727            31882

                        Yearly periods ended September 30
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 Comparative Results (Adjusted for Sales Charge)
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Scudder High-Yield Fund                      1-Year    3-Year   5-Year   10-Year
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Class A(c)         Growth of $10,000      $8,816    $9,019   $10,156  $18,727
                   -------------------------------------------------------------
                   Average annual
                   total return           -11.84%   -3.38%    0.31%   6.47%
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Class B(c)         Growth of $10,000      $8,905    $9,072   $10,126  $17,973(a)
                   -------------------------------------------------------------
                   Average annual
                   total return           -10.95%   -3.19%    0.25%   6.04%(a)
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Class C(c)         Growth of $10,000      $9,154    $9,218   $10,208 $18,067(a)
                   -------------------------------------------------------------
                   Average annual
                   total return            -8.46%   -2.68%    0.41%   6.09%(a)
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Salomon Smith
Barney Long-Term   Growth of $10,000      $11,715  $12,589   $16,203  $31,882
High Yield Bond    -------------------------------------------------------------
Index++
                   Average annual
                   total return              17.15%    7.98%   10.13%  12.29%
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The growth of $10,000 is cumulative.

(a) Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder High-Yield Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

(c) Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.50%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.

++ The Salomon Smith Barney Long-Term High Yield Bond Index is an unmanaged index comprised of high-yield bonds with a par value of $50 million or higher and a remaining maturity of 10 years or longer rated BB+ or lower by Standard & Poor's Corporation or BAL or lower by Moody's Investor Service, Inc. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview
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Dear Shareholder:

On the morning of September 11, U.S. economic conditions were uncertain at best, and the terrorist attacks on the World Trade Center and Pentagon only increased the odds of recession. The good news is that policymakers are moving aggressively to provide fiscal and monetary stimulus to keep the economy on track.

Consumers had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence, and now they're spending less. Although people will still buy groceries, visit the doctor and pay their kid's tuition, we don't expect total consumption to get back to this last summer's level before the end of 2002. As their customers retrench, business executives will do the same. They already cut capital spending, and will review outlays for the coming months. As a result, we expect the economy to continue its decline until early next spring.

But before stuffing money under the mattress, investors can take heart that at the exact moment the private sector is cutting back, government is stepping up with huge new outlays. What's good about these outlays is that they aren't new programs that will last forever, and the economy will reap the benefits quickly. This stimulus may not prevent two or three quarters of negative growth, but it should shorten the correction process.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. As despicable as the terrorist attacks were, individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. That will hurt now but will brighten the medium-to-long term outlook.

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 Economic Guideposts Data as of 9/30/01
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THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                                   2 years ago  1 year ago  6 months ago    Now

Inflation Rate (a)                      2.2        3.4         3.5          2.7
U.S. Unemployment Rate (b)              4.2        3.9         4.3          4.9
Federal Funds Rate (c)                  5.25       6.5         5.25         2.5
Industrial Production (d)               3.7        5.9         0.8         -4.8
Growth Rate of Personal Income (e)      4.5        7.0         6.7          4.8

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(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
    Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.
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We believe Americans will quickly put their houses in order, and by the end of
2002, the stage should be set for another expansion. And because financial markets are forward looking, stock prices may begin to reflect this scenario well before then -- an important point for investors to keep in mind as they evaluate their holdings.

Zurich Scudder Investments, Inc.
Economics Group


The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of October 1, 2001, and may not actually come to pass.

Portfolio Management Review
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Scudder High-Yield Fund: A Team Approach to Investing

Scudder High-Yield Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Harry E. Resis, Jr. joined the Advisor in 1988, and assumed responsibility for the fund's day-to-day management and overall investment strategies in 1992. Mr. Resis has 33 years of investment industry experience.

Portfolio Manager Daniel J. Doyle joined the Advisor in 1986 as a high yield analyst and joined the portfolio management team in 1999. Mr. Doyle has 15 years of experience in the high yield industry.

After a red-hot first quarter, the high-yield market cooled in the second and third quarters of 2001. Though much of the trouble in the high-yield market in 2001 has generally stemmed from the telecommunication sector, the turmoil spread to other sectors in the third quarter, largely due to the events of September
11. Below, the management team discusses the high-yield market, Scudder High-Yield Fund's performance over the past year and how the fund is positioned for the road ahead.


Q: How have the events of September 11 and the slowing U.S. economy affected high-yield bonds?

A: The last year has been a bumpy one for high-yield bond investors. High-yield bonds started off 2001 with a bang, after struggling in 2000's fourth quarter. However, deteriorating credit conditions, an increase in distressed securities and volatility in prominent sectors of the high-yield market caused more difficulties in 2001's second quarter, and those issues escalated in the third quarter. The most significant slide followed the events of September 11, 2001. For a week after the New York and Washington, D.C., attacks, the bond market initially experienced liquidity issues. Trading returned to near-normal conditions shortly thereafter, and pricing has become more sensible. In the quarter, the yield curve also steepened significantly. The average spread of high-yield bonds rose to more than 1,000 basis points in September -- the first time it widened to this degree since October 1990, according to J.P. Morgan data.

Following the events of September 11, the Federal Reserve Board rushed into action. The board cut short-term rates on two occasions by 50-basis-points, bringing the Federal Funds Rate to 2.50 percent as of October 3, 2001. General market sentiment indicates that another rate cut is likely by the end of 2001. Management believes that these low rates coupled with fiscal stimulus by the federal government should help to get the markets back on track.

Q: How do you expect default rates to be impacted by the events of September 11?

A: Prior to September 11, the bond market had expected default rates to level off by year's end, possibly plateauing at about 8 percent. The market now is pointing to a default rate of about 10 percent by year's end, with that rate peaking in mid-2002. Within our portfolios, we have not yet seen a significant increase in defaults, and we continue to monitor each of our issues closely for any deterioration in their fundamentals.

Q: How did Scudder High-Yield Fund perform for the one-year period ending September 30, 2001?

A: Scudder High-Yield Fund outperformed its category peers during the period. The fund (Class A shares unadjusted for sales charge) fell 7.68 percent over the last year, while its typical peer in the Lipper High Current Yield Funds category lost 9.22 percent. Throughout most of the last year, the fund received a performance boost from its stake in higher-quality BB-rated issues, which helped keep it ahead of its typical peer. Following the events of September 11, however, even those higher-quality issues came under pressure.

Q: How was Scudder High-Yield Fund positioned during the period?

A: The events of September 11 significantly impacted areas of the market that had previously seemed relatively insulated. Although BB-rated securities held strong for much of 2001, they struggled after September 11, declining along with much of the high-yield and equity markets. BB-rated issues were hit particularly hard, since they generally make up a large part of sectors such as airlines, lodging and gaming -- areas that were most impacted by the attacks on New York and Washington. These industries faced losses, while the last remaining stronghold of the 2001 economy -- the consumer -- cut back on travel, entertainment and other discretionary items in response to growing fear of airline travel following the attacks. Still, even after this dip, BB-rated bonds generally outperformed their lower-quality counterparts in the third quarter.

Q: What is your overall market outlook going forward?

A: The struggles of high-yield issues, especially in the third quarter, will likely lead to buying opportunities. We have decided to stick with our BB-rated stake and perhaps even add to individual securities as they become priced attractively. In addition, we continue to seek out purchasing opportunities in the B-rated portion of the market. And while default rates will likely increase somewhat over upcoming months, we believe that over the long haul this weeding-out period will only lead to a stronger high-yield market. Moreover, we believe the U.S. government's fiscal and economic response to the attacks should help both the stock and bond markets gather a good amount of steam for 2002.


The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary                                             September 30, 2001
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 Asset Allocation                                       9/30/01        9/30/00
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Corporate Bonds                                            84%            94%
Foreign Bonds                                               9%             2%
U.S. Treasury Obligations                                   5%             2%
Preferred Stocks                                            1%             2%
Cash Equivalents                                            1%             --
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                                                          100%           100%
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 Diversification (Excludes Cash Equivalents)            9/30/01        9/30/00
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Communications                                             23%            25%
Manufacturing                                              16%            17%
Consumer Discretionary                                     15%            13%
Media                                                      14%            19%
Construction                                                5%             5%
U.S. Treasuries                                             5%             2%
Energy                                                      4%             3%
Service Industries                                          4%             3%
Durables                                                    3%             2%
Health                                                      3%             3%
Financial                                                   1%             --
Other                                                       7%             8%
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                                                          100%           100%
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Asset allocation and sector diversification are subject to change.

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 Quality                                                9/30/01        9/30/00
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U.S. Treasury Obligations                                   5%             2%
Cash Equivalents                                            1%             --
BBB                                                         6%             6%
BB                                                         18%            20%
B                                                          53%            64%
CCC                                                        13%             8%
D                                                           2%             --
Not rated                                                   2%             --
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                                                          100%           100%
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 Effective Maturity                                     9/30/01        9/30/00
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Less than 1 year                                            7%             3%
1 < 5 years                                                24%            25%
5 < 8 years                                                57%            70%
8 years or greater                                         12%             2%
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                                                          100%           100%
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Weighted average effective maturity: 3.8 years and 3.7 years, respectively.

For complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                    as of September 30, 2001
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                                                     Principal
                                                    Amount ($)       Value ($)
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Corporate Bonds 83.8%
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Communications 13.5%
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Airgate PCS, Inc., Step-up Coupon, 0% to
  10/1/2004, 13.5% to 10/1/2009                      2,810,000       1,784,350
Allegiance Telecom, Inc., Step-up Coupon, 0% to
  2/15/2003, 11.75% to 2/15/2008                    18,650,000       8,019,500
Allegiance Telecom, Inc., 12.875%, 5/15/2008         9,805,000       6,079,100
Call-Net Enterprises, Inc., Step-up Coupon, 0%
  to 8/15/2003, 8.94% to 8/15/2008                   2,525,000         454,500
Call-Net Enterprises, Inc., Step-up Coupon, 0%
  to 5/15/2004, 10.8% to 5/15/2009                   4,020,000         683,400
Call-Net Enterprises, Inc., 9.375%, 5/15/2009        8,850,000       2,124,000
Crown Castle International Corp., Step-up
  Coupon, 0% to 11/15/2002, 10.625% to 11/15/2007   13,470,000      10,439,250
Crown Castle International Corp., 9%, 5/15/2011         60,000          49,800
Crown Castle International Corp., 9.375%,
  8/1/2011                                           3,980,000       3,363,100
Dolphin Telecom PLC, Step-up Coupon, 0% to
  5/15/2004, 14% to 5/15/2009*                      15,860,000         158,600
Exodus Communications, 10.75%, 12/15/2009*          11,405,000       1,268,806
Exodus Communications, 11.25%, 7/1/2008*            10,945,000       1,190,269
FairPoint Communications, Inc., 12.5%, 5/1/2010     23,540,000      19,302,800
Global Crossing Holdings Ltd., 8.7%, 8/1/2007       13,810,000       5,800,200
Global Crossing Holdings Ltd., 9.125%, 11/15/2006    8,940,000       3,844,200
Global Crossing Holdings Ltd., 9.5%, 11/15/2009      5,760,000       2,419,200
ICG Holdings, Inc., 13.5%, 9/15/2005*               46,225,000       4,160,250
Impsat Corp., 12.375%, 6/15/2008                    21,990,000       3,738,300
Insight Communications, Step-up Coupon, 0% to
  2/15/2006, 12.25% to 2/15/2011                    21,940,000      11,628,200
Intermedia Communications of Florida, Inc.,
  Step-up Coupon, 0% to 7/15/2002, 11.25% to
  7/15/2007                                         29,105,000      28,668,425
KMC Telecom Holdings, Inc., Step-up Coupon, 0%
  to 2/15/2003, 12.5% to 2/15/2008                  46,270,000       1,619,450
KMC Telecom Holdings, Inc., 13.5%, 5/15/2009        18,285,000       2,377,050
Level 3 Communications, Inc., Step-up Coupon, 0%
  to 12/1/2003, 10.5% to 12/1/2008                   8,490,000       2,207,400
Level 3 Communications, Inc., Step-up Coupon, 0%
  to 3/15/2005, 12.875% to 3/15/2010                10,530,000       2,106,000
Level 3 Communications, Inc., 11%, 3/15/2008        37,060,000      16,491,700
McLeod U.S.A., Inc., Step-up Coupon, 0% to
  3/1/2002, 10.5% to 3/1/2007                       14,550,000       3,637,500
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    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                    Amount ($)       Value ($)
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McLeod U.S.A., Inc., 9.25%, 7/15/2007                4,940,000       1,284,400
Metromedia Fiber Network, Inc., 10%, 12/15/2009     12,150,000       1,458,000
MGC Communications, 13%, 10/1/2004                  22,005,000       8,802,000
Nextel Communications, Inc., Step-up Coupon, 0%
  to 9/15/2002, 10.65% to 9/15/2007                  1,180,000         708,000
Nextel Communications, Inc., 9.375%, 11/15/2009     10,000,000       6,200,000
Nextel Communications, Inc., 9.5%, 2/1/2011         49,850,000      30,408,500
Nextel Communications, Inc., 12%, 11/1/2008          8,270,000       6,285,200
NEXTLINK Communications, Inc., Step-up Coupon,
  0% to 6/1/2004, 12.25% to 6/1/2009                 1,000,000          80,000
NEXTLINK Communications, Inc., 12.5%, 4/15/2006      9,900,000       2,079,000
Price Communications Wireless, 9.125%, 12/15/2006   23,510,000      23,980,200
SBA Communications Corp., Step-up Coupon, 0% to
  3/1/2003, 12% to 3/1/2008                         17,710,000      12,397,000
SBA Communications Corp., 10.25%, 2/1/2009          11,460,000       9,168,000
Spectrasite Holdings, Inc., Step-up Coupon, 0%
  to 4/15/2004, 11.25% to 4/15/2009                 14,150,000       4,103,500
Spectrasite Holdings, Inc., Step-up Coupon, 0%
  to 7/15/2003, 12% to 7/15/2008                    34,720,000      13,540,800
Telecorp PCS, Inc., Step-up-Coupon, 0% to
  4/15/2004, 11.625% to 4/15/2009                    6,970,000       4,042,600
Teligent, Inc., Step-up Coupon, 0% to 3/1/2003,
  11.5% to 3/1/2008*                                10,405,000          26,013
Time Warner Telecom, Inc., 10.125%, 2/1/2011         3,740,000       2,431,000
Tritel PCS, Inc., Step-up Coupon, 0% to
  5/15/2004, 12.75% to 5/15/2009                    21,120,000      11,721,600
Tritel PCS, Inc., 10.375%, 1/15/2011                11,850,000      10,072,500
Triton PCS, Inc., Step-up Coupon, 0% to
  5/1/2003, 11% to 5/1/2008                         21,470,000      17,981,125
Triton PCS, Inc., 9.375%, 2/1/2011                  11,370,000      11,114,175
Voicestream Wire Co., 10.375%, 11/15/2009           20,530,000      23,096,250
--------------------------------------------------------------------------------
                                                                   344,595,213
--------------------------------------------------------------------------------

Construction 4.6%
--------------------------------------------------------------------------------
Congoleum Corp., 8.625%, 8/1/2008                   18,490,000      11,463,800
Dimac Corp., 12.5%, 10/1/2008*                      22,110,000         221,100
Fortress Group, 13.75%, 5/15/2003                    7,440,000       4,687,200
Hovnanian Enterprises, Inc., 9.75%, 6/1/2005         8,665,000       8,145,100
Hovnanian Enterprises, Inc., 10.5%, 10/1/2007        7,190,000       7,261,900
Lennar Corp., 9.95%, 5/1/2010                       18,330,000      18,971,550
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                    Amount ($)       Value ($)
--------------------------------------------------------------------------------
Nortek, Inc., 9.125%, 9/1/2007                      12,560,000      11,492,400
Nortek, Inc., 9.875%, 6/15/2011                     14,050,000      12,153,250
Ryland Group, Inc., 9.75%, 9/1/2010                 14,950,000      14,950,000
Schuler Homes, 10.5%, 7/15/2011 (d)                  5,560,000       5,282,000
Standard Pacific Corp., 8%, 2/15/2008                3,500,000       3,255,000
Standard Pacific Corp., 8.5%, 4/1/2009               6,960,000       6,542,400
Toll Corp., 7.75%, 9/15/2007                         2,360,000       2,194,800
Toll Corp., 8.125%, 2/1/2009                         2,500,000       2,300,000
Toll Corp., 8.75%, 11/15/2006                        3,250,000       3,152,500
WCI Communities, Inc., 10.625%, 2/15/2011            5,800,000       5,394,000
--------------------------------------------------------------------------------
                                                                   117,467,000
--------------------------------------------------------------------------------

Consumer Discretionary 15.3%
--------------------------------------------------------------------------------
Advantica Restaurant Co., 11.25%, 1/15/2008          5,566,934       3,395,830
AFC Enterprises, 10.25%, 5/15/2007                  20,250,000      21,060,000
Ameristar Casino, Inc., 10.75%, 2/15/2009           16,680,000      16,930,200
AMF Bowling, Inc., 10.875%, 3/15/2006*              33,702,000         505,530
AMF Bowling, Inc., 12.25%, 3/15/2006*               21,291,000         319,365
Autonation, Inc., 9%, 8/1/2008 (d)                   5,800,000       5,568,000
Avondale Mills, 10.25%, 5/1/2006                    23,351,000      20,548,880
Boca Resorts, Inc., 9.875%, 4/15/2009               21,445,000      21,337,775
Choctaw Resort, 9.25%, 4/1/2009 (d)                  6,450,000       6,385,500
Cinemark USA, Inc., 8.5%, 8/1/2008                  19,710,000      15,570,900
Color Tile, 10.75%, 12/15/2001*                     20,480,000         204,800
Eldorado Resorts, 10.5%, 8/15/2006                  18,981,000      17,937,045
Finlay Enterprises, Inc., 9%, 5/1/2008               4,655,000       3,956,750
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008         16,264,000      13,824,400
Guitar Center Management, 11%, 7/1/2006             21,694,000      21,504,178
Hasbro, Inc., 7.95%, 3/15/2003                       4,360,000       4,217,428
Hasbro, Inc., 8.5%, 3/15/2006                        3,690,000       3,564,296
Hines Horticulture, Inc., 12.75%, 10/15/2005        13,538,000      12,861,100
HMH Properties, Inc., 7.875%, 8/1/2008              30,210,000      25,074,300
HMH Properties, 8.45%, 12/1/2008                     1,600,000       1,368,000
Horseshoe Gaming LLC, 9.375%, 6/15/2007              5,820,000       5,994,600
Imperial Home Decor Group, Inc., 11%, 3/15/2008*    12,740,000          12,740
International Game Technology, 8.375%, 5/15/2009    15,520,000      15,636,400
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                    Amount ($)       Value ($)
--------------------------------------------------------------------------------
Krystal, Inc., 10.25%, 10/1/2007                    11,120,000       6,838,800
MGM Mirage, Inc., 8.5%, 9/15/2010                    6,460,000       6,231,801
MGM Grand, Inc., 9.75%, 6/1/2007                    21,610,000      21,177,800
Mohegan Tribal Gaming Authority, 8.125%, 1/1/2006   13,090,000      13,155,450
Mohegan Tribal Gaming Authority, 8.375%,
  7/1/2011 (d)                                       6,480,000       6,512,400
Mohegan Tribal Gaming Authority, 8.75%, 1/1/2009     7,230,000       7,302,300
National Vision, Inc., 12%, 3/30/2009               15,956,000      11,169,200
Park Place Entertainment, Inc., 8.125%, 5/15/2011    6,900,000       6,313,500
Park Place Entertainment, Inc., 9.375%, 2/15/2007      690,000         688,275
Perkins Finance LP, 10.125%, 12/15/2007              9,310,000       8,658,300
Restaurant Co., Step-up Coupon, 0% to 5/15/2003,
  11.25% to 5/15/2008                               22,130,000      10,622,400
Royal Caribbean Cruises, 8.75%, 2/2/2011            16,220,000      12,416,718
Sealy Mattress Co., Step-up Coupon, 0% to
  12/15/2002, 10.875% to 12/15/2007                 24,255,000      19,404,000
Sealy Mattress Co., 9.875%, 12/15/2007               4,000,000       3,720,000
Six Flags, Inc., 9.5%, 2/1/2009                     10,940,000      10,174,200
Specialty Retailers, Inc., 9%, 7/15/2007*           20,465,000         204,650
Station Casinos, Inc., 9.75%, 4/15/2007              8,050,000       7,406,000
--------------------------------------------------------------------------------
                                                                   389,773,811
--------------------------------------------------------------------------------

Consumer Staples 1.1%
--------------------------------------------------------------------------------
Dyersburg Corp., 9.75%, 9/1/2007*                   18,155,000         726,200
Fleming Cos., Inc., 10.125%, 4/1/2008                7,100,000       7,242,000
Grove Worldwide LLC, 9.25%, 5/1/2008*               13,060,000         522,400
Jafra Cosmetics International, Inc., 11.75%,
  5/1/2008                                          21,155,000      20,097,250
--------------------------------------------------------------------------------
                                                                    28,587,850
--------------------------------------------------------------------------------

Durables 3.1%
--------------------------------------------------------------------------------
Airxcel, 11%, 11/15/2007                             7,485,000       3,892,200
American Tower, Corp., 9.375%, 2/1/2009             26,610,000      22,285,875
DeCrane Aircraft Holdings, Inc., 12%, 9/30/2008     14,070,000      12,803,700
Fairchild Corp., 10.75%, 4/15/2009                   8,420,000       4,125,800
Navistar International, 9.375%, 6/1/2006 (d)         4,000,000       3,860,000
United Rentals, Inc., 9%, 4/1/2009                   5,710,000       4,967,700
United Rentals, Inc., 9.25%, 1/15/2009              18,400,000      16,192,000
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                    Amount ($)       Value ($)
--------------------------------------------------------------------------------
United Rentals, Inc., 10.75%, 4/15/2008 (d)         11,990,000      11,870,100
--------------------------------------------------------------------------------
                                                                    79,997,375
--------------------------------------------------------------------------------

Energy 4.3%
--------------------------------------------------------------------------------
AES Corp., 9.375%, 9/15/2010                        18,200,000      15,652,000
Chesapeake Energy Corp., 8.125%, 4/1/2011 (d)        8,070,000       7,585,800
Continental Resources, Inc., 10.25%, 8/1/2008       17,350,000      15,051,125
EOTT Energy Partners, 11%, 10/1/2009                   450,000         465,750
Key Energy Services, Inc., 14%, 1/15/2009            7,403,000       8,513,450
Nuevo Energy Co., 9.375%, 10/1/2010                  3,540,000       3,274,500
Parker Drilling Corp., 9.75%, 11/15/2006            10,080,000       9,223,200
Pen Holdings, Inc., 9.875%, 6/15/2008                4,520,000       3,435,200
Pride International, Inc., 10%, 6/1/2009            17,415,000      18,285,750
R&B Falcon Corp., 9.5%, 12/15/2008                   5,530,000       6,509,147
Stone Energy Corp., 8.75%, 9/15/2007                12,455,000      12,268,175
Triton Energy Ltd., 8.875%, 10/1/2007                9,250,000      10,013,125
--------------------------------------------------------------------------------
                                                                   110,277,222
--------------------------------------------------------------------------------

Financial 1.0%
--------------------------------------------------------------------------------
Carlyle High Yield Partners, 12.24%, 5/31/2007       1,000,000       1,005,200
Eaton Vance CDO "C", 13.68%, 7/15/2012 (d)           1,000,000         680,000
FRD Acquisition, 12.5%, 7/15/2004*                   2,450,000          12,250
Golden Tree High Yield Opportunities, 13.054%,
  10/31/2007 (d)                                     2,500,000       2,639,000
PAHYRS Trust, 9.373%, 6/30/2008 (d)                 24,500,000      21,218,715
--------------------------------------------------------------------------------
                                                                    25,555,165
--------------------------------------------------------------------------------

Health 2.7%
--------------------------------------------------------------------------------
Dade International, Inc., 11.125%, 5/1/2006*        16,570,000       4,805,300
Magellan Health Services, Inc., 9%, 2/15/2008       15,980,000      14,701,600
Mariner Post-Acute Network, Inc., Step-up
  Coupon, 0% to 11/1/2002, 10.5% to 11/1/2007*      59,010,000         295,050
Mariner Post-Acute Network, Inc., 10.5%, 8/1/2006   26,160,000      25,375,200
MEDIQ, Inc., 11%, 6/1/2008*                          4,850,000          48,500
Triad Hospitals, Inc, 8.75%, 5/1/2009               10,390,000      10,649,750
Vanguard Health Systems, 9.75%, 8/1/2011 (d)        13,770,000      14,045,400
--------------------------------------------------------------------------------
                                                                    69,920,800
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                    Amount ($)       Value ($)
--------------------------------------------------------------------------------
Manufacturing 16.1%
--------------------------------------------------------------------------------
Agriculture, Mining and Chemicals, Inc., 10.75%,
  9/30/2003                                         24,625,000      22,778,125
Atlantis Group, Inc., 11%, 2/15/2003                23,665,000      22,126,775
Berry Plastics Corp., 12.25%, 4/15/2004             21,999,000      21,999,000
BPC Holdings Corp., 12.5%, 6/15/2006                15,224,917      12,941,179
Day International Group, Inc., 11.125%, 6/1/2005    15,277,000      14,742,305
Delco Remy International, Inc., 10.625%, 8/1/2006   20,070,000      19,568,250
Delco Remy International, Inc., 11%, 5/1/2009          150,000         149,250
Eagle-Picher Holdings, Inc., 9.375%, 3/1/2008       10,210,000       5,564,450
Equistar Chemical/Funding, 10.125%, 9/1/2008         7,000,000       6,457,500
Flowserve Corp., 12.25%, 8/15/2010                   7,350,000       7,607,250
Foamex LP, 13.5%, 8/15/2005                         17,810,000      13,713,700
Fonda Group, 9.5%, 3/1/2007                         16,370,000      15,387,800
Gaylord Container Corp., 9.75%, 6/15/2007           17,450,000      13,087,500
Grove Holdings LLC, Step-up Coupon, 0% to
  5/1/2003, 11.625% to 5/1/2009*                     3,905,000          14,644
Grove Holdings Investors, 14.5%, 5/1/2010*          12,273,673               0
GS Technologies, 12%, 9/1/2004*                     15,995,000         799,750
GS Technologies, 12.25%, 10/1/2005*                 16,830,000         336,600
Hayes Wheels International, Inc., 11%, 7/15/2006    12,920,000       2,067,200
Hayes Wheels International, Inc., 11.875%,
  6/15/2006 (d)                                      7,000,000       3,710,000
Huntsman Package, 11.75%, 12/1/2004                 36,985,000       9,246,250
ISP Holdings, Inc., 9%, 10/15/2003                   5,080,000       4,927,600
Knoll, Inc., 10.875%, 3/15/2006                      9,421,000       9,279,685
Louisiana Pacific Corp., 10.875%, 11/15/2008         7,500,000       6,900,000
Lyondell Chemical Co., 10.875%, 5/1/2009             1,160,000         951,200
Motors and Gears, Inc., 10.75%, 11/15/2006           8,390,000       7,215,400
NL Industries, Inc., 11.75%, 10/15/2003             39,015,000      39,210,075
Owens-Illinois Inc., 8.1%, 5/15/2007                 3,750,000       2,850,000
Plainwell, Inc., 11%, 3/1/2008*                     18,860,000         188,600
Plastipak Holdings, 10.75%, 9/1/2011 (d)             5,770,000       5,770,000
Printpack, Inc., 10.625%, 8/15/2006                 22,890,000      23,118,900
Riverwood International Corp., 10.25%, 4/1/2006      6,315,000       6,346,575
Riverwood International Corp., 10.875%, 4/1/2008    51,975,000      47,817,000
Salton, Inc., 12.25%, 4/15/2008 (d)                  6,860,000       5,522,300
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                    Amount ($)       Value ($)
--------------------------------------------------------------------------------
SF Holdings Group, Inc., Step-up Coupon, 0% to
  3/15/2003, 12.75% to 3/15/2008                    23,600,000      11,564,000
Stone Container Corp., 9.75%, 2/1/2011              18,490,000      18,674,900
Tenneco Automotive, Inc., 11.625%, 10/15/2009        2,560,000         934,400
Terex Corp., 10.375%, 4/1/2011                      13,900,000      13,344,000
Terra Industries, Inc., 10.5%, 6/15/2005             4,875,000       4,046,250
Texas Petrochemicals, 11.125%, 7/1/2006             11,300,000       8,701,000
--------------------------------------------------------------------------------
                                                                   409,659,413
--------------------------------------------------------------------------------

Media 13.6%
--------------------------------------------------------------------------------
Adelphia Communications, 10.25%, 6/15/2011           3,860,000       3,358,198
Adelphia Communications, 10.875%, 10/1/2010          7,260,000       6,461,400
American Lawyer Media, Inc., 9.75%, 12/15/2007       3,860,000       2,682,700
Avalon Cable of Michigan, Step-up Coupon 0% to
  12/1/2003, 11.875% to 12/1/2008                   21,170,000      16,089,200
Charter Communication Holdings LLC, Step-up
  Coupon, 0% to 1/15/2006, 13.5% to 1/15/2011       27,550,000      15,979,000
Charter Communication Holdings LLC, 8.25%,
  4/1/2007                                          11,285,000      10,100,075
Charter Communication Holdings LLC, 11.125%,
  1/15/2011                                         10,000,000      10,125,000
Charter Communication Holdings LLC, 11.75%,
  5/15/2011 (d)                                      2,190,000       1,204,500
Clear Channel Communication, 8%, 11/1/2008          22,830,000      23,743,200
Comcast UK Cable NL, 11.2%, 11/15/2007              10,825,000       7,469,250
CSC Holdings, Inc., 8.125%, 7/15/2009                3,800,000       3,900,658
CSC Holdings, Inc., 9.25%, 11/1/2005                14,040,000      14,320,800
CSC Holdings, Inc., 10.5%, 5/15/2016                35,875,000      38,745,000
EchoStar DBS Corp., 9.25%, 2/1/2006                 22,880,000      22,479,600
EchoStar DBS Corp., 9.375%, 2/1/2009                15,330,000      14,985,075
Frontiervision Holdings, LP, 11%, 10/15/2006        14,450,000      14,594,500
Interep National Radio Sales, Inc., 10%, 7/1/2008   19,090,000      15,462,900
Key3Media Group, Inc., 11.25%, 6/15/2011             7,370,000       5,011,600
Nextmedia Operating, Inc., 10.75%, 7/1/2011 (d)      6,660,000       6,360,300
NTL, Inc., 11.5%, 2/1/2006                          14,040,000       7,300,800
NTL, Inc., 11.5%, 10/1/2008                         20,225,000      10,112,500
Outdoor Systems, Inc., 9.375%, 10/15/2006           32,270,000      33,641,475
Primedia, Inc., 8.875%, 5/15/2011 (d)               10,520,000       7,890,000
Renaissance Media Group, Step-up Coupon, 0% to
  4/15/2003, 10% to 4/15/2008                       20,955,000      16,344,900
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                    Amount ($)       Value ($)
--------------------------------------------------------------------------------
Rogers Cablesystems Ltd., 10%, 3/15/2005             8,620,000       9,180,300
Sinclair Broadcast Group, 10%, 9/30/2005             7,190,000       6,866,450
Transwestern Publishing, Step-up Coupon, 0% to
  11/15/2002, 11.875% to 11/15/2002                  5,885,000       4,884,550
Transwestern Publishing, 9.625%, 11/15/2008          9,650,000       9,457,000
United International Holdings, Step-up Coupon,
  0% to 2/15/2003, 10.75% to 2/15/2008              31,990,000       7,677,600
United Pan-Europe Communications, 10.875%,
  11/1/2007                                          5,840,000         788,400
--------------------------------------------------------------------------------
                                                                   347,216,931
--------------------------------------------------------------------------------

Metals & Minerals 1.2%
--------------------------------------------------------------------------------
Metal Management, Inc., 8.625%, 5/15/2008*          23,430,000       1,405,800
Metals U.S.A., Inc., 8.625%, 2/15/2008              13,150,000       8,942,000
MMI Products, Inc., 11.25%, 4/15/2007               10,370,000       9,125,600
Republic Technologies International, 13.75%,
  7/15/2009*                                        30,830,000       2,928,850
U.S. Can Corp., 12.375%, 10/1/2010                   8,695,000       7,955,925
--------------------------------------------------------------------------------
                                                                    30,358,175
--------------------------------------------------------------------------------

Service Industries 4.3%
--------------------------------------------------------------------------------
Allied Waste Industries, 7.625%, 1/1/2006              360,000         351,000
Allied Waste Industries, 10%, 8/1/2009              11,620,000      11,620,000
Avis Rent A Car, 11%, 5/1/2009                      19,820,000      20,414,600
Coinmach Corp., 11.75%, 11/15/2005                  38,220,000      38,602,200
Felcor Lodging LP, 8.5%, 6/1/2011 (d)               16,060,000      14,454,000
Kindercare Learning Centers, Inc., 9.5%,
  2/15/2009                                         19,100,000      17,381,000
La Petite Academy, Inc., 10%, 5/15/2008             13,000,000       6,760,000
--------------------------------------------------------------------------------
                                                                   109,582,800
--------------------------------------------------------------------------------

Technology 0.1%
--------------------------------------------------------------------------------
PSINet, Inc., 10%, 2/15/2005*                        2,550,000         153,000
PSINet, Inc., 11%, 8/1/2009*                        22,110,000       1,326,600
PSINet, Inc., 11.5%, 11/1/2008*                     18,960,000       1,137,600
--------------------------------------------------------------------------------
                                                                     2,617,200
--------------------------------------------------------------------------------

Transportation 0.8%
--------------------------------------------------------------------------------
Petro Stopping Centers, 10.5%, 2/1/2007             25,150,000      19,742,750
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                    Amount ($)       Value ($)
--------------------------------------------------------------------------------
Utilities 2.1%
--------------------------------------------------------------------------------
Azurix Corp., 10.375%, 2/15/2007                     8,295,000       8,212,050
Azurix Corp., 10.75%, 2/15/2010                     15,450,000      15,527,250
Calpine Corp., 7.75%, 4/15/2009                     16,470,000      15,422,675
Calpine Corp., 8.5%, 2/15/2011                      14,950,000      14,511,517
--------------------------------------------------------------------------------
                                                                    53,673,492
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $3,001,562,449)                       2,139,025,197
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Foreign Bonds -- U.S.$ Denominated 8.5%
--------------------------------------------------------------------------------
Aes Drax Energy Ltd., 11.5%, 8/30/2010              11,440,000      11,325,600
Metronet Communications Corp., Step-up Coupon,
  0% to 6/15/2003, 9.95% to 11/1/2008               26,845,000       9,118,441
Metronet Communications Corp., Step-up Coupon,
  0% to 11/1/2002, 10.75% to 11/1/2007              10,550,000       3,686,487
Metronet Communications Corp., 10.625%, 11/1/2008   16,190,000       8,890,641
Metronet Communications Corp., 12%, 8/15/2007        8,280,000       4,556,492
Australis Holdings, 15%, 11/1/2002*                 49,213,000           4,921
Diamond Cable Communications PLC, 11.75%
  12/15/2005                                        14,660,000       6,010,600
Diamond Cable Communications PLC, 13.25%,
  9/30/2004                                            450,000         202,500
Euramax International PLC, 11.25%, 10/1/2006        17,615,000      14,796,600
Esprit Telecom Group PLC, 10.875%, 6/15/2008*       10,060,000         100,600
Esprit Telecom Group PLC, 11.5%, 12/15/2007*        23,720,000         237,200
Kappa Beheer BV, 10.625%, 7/15/2009                  6,550,000       6,681,000
Millar Western Forest Products Ltd., 9.875%,
  5/15/2008                                          1,600,000       1,416,000
Millicom International Cellular, SA, 13.5%,
  6/1/2006                                          38,055,000      24,355,200
PTC International Finance, Step-up Coupon, 0% to
  7/1/2002, 10.75% to 7/1/2007                      17,030,000      13,453,700
PTC International Finance II SA, 11.25%,
  12/1/2009                                          3,830,000       3,638,500
Rogers Cantel, Inc., 8.8%, 10/1/2007                   500,000         461,250
Rogers Cantel, Inc., 9.75%, 6/1/2016                44,135,000      42,590,275
Star Choice Communications, Inc., 13%, 12/15/2005    3,850,000       3,965,500
Stone Container Finance, 11.5%, 8/15/2006            8,240,000       8,652,000
TeleWest Communications PLC, 9.625%, 10/1/2006         190,000         117,800
TeleWest Communications PLC, 11%, 10/1/2007         40,909,000      25,977,215
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                     Principal
                                                    Amount ($)       Value ($)
--------------------------------------------------------------------------------
TeleWest Communications PLC, 11.25%, 11/1/2008      20,180,000      13,117,000
TFM, SA de CV, 10.25%, 6/15/2007                    11,200,000       9,856,000
Versatel Telecom, 11.875%, 7/15/2009                 4,680,000       1,029,600
Versatel Telecom, 13.25%, 5/15/2008                 15,910,000       3,659,300
--------------------------------------------------------------------------------
Total Foreign Bonds -- U.S.$ Denominated (Cost $387,264,404)       217,900,422
--------------------------------------------------------------------------------

                                                      Shares
--------------------------------------------------------------------------------
 Common Stocks* 0.1%
--------------------------------------------------------------------------------
Gaylord Container Corp.                              1,339,134       1,740,874
ICG Communications, Inc.                                67,617           3,043
National Vision, Inc. (c)                              662,910         570,103
Song Networks Holding AB (ADR)                         138,083          51,090
--------------------------------------------------------------------------------
Total Common Stocks (Cost $9,294,184)                                2,365,110
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Warrants* 0.0%
--------------------------------------------------------------------------------
American Banknote Corp.                                 16,850               2
Benedek Communications Corp.                            90,000               0
Capital Pacific Holdings                                54,431             544
Communication Cellular, SA                              30,800         154,000
Decrane Holdings Co.                                    16,090             161
Econophone, Inc.                                        19,865             199
Empire Gas Corp.                                        31,795          31,795
KMC Telecom Holdings, Inc.                              23,900             239
Ono Finance PLC                                          7,610         152,200
Republic Technologies International                     40,200             309
SF Holdings Group, Inc.                                  6,274          25,096
UIH Australia Pacific, Inc.                             14,150           3,537
Waxman Industries, Inc.                                800,453           8,005
--------------------------------------------------------------------------------
Total Warrants (Cost $4,551,952)                                       376,087
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Preferred Stocks 1.3%
--------------------------------------------------------------------------------
Dobson Communications, PIK                              14,505      13,199,550
SF Holdings Group, Inc., PIK                               633         664,650
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                      Shares         Value ($)
--------------------------------------------------------------------------------
Sinclair Capital                                       210,400      18,725,600
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $40,308,890)                           32,589,800
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Convertible Preferred Stocks* 0.0%
--------------------------------------------------------------------------------
World Access, Inc. "D" (Cost $17,425,310)               11,693         572,937
--------------------------------------------------------------------------------

                                                       Units
--------------------------------------------------------------------------------
Other 0.1%
--------------------------------------------------------------------------------
Spincycle, Inc. (c)                                    752,852       1,839,633
Spincycle, Inc., "F"                                     4,930             268
--------------------------------------------------------------------------------
Total Other (Cost $1,839,948)                                        1,839,901
--------------------------------------------------------------------------------

                                                   Principal
                                                  Amount ($)
--------------------------------------------------------------------------------
U.S. Treasury Obligations 5.1%
--------------------------------------------------------------------------------
U.S. Treasury Bond, 14%, 11/15/2011 (e)
  (Cost $128,285,313)                               90,000,000     131,217,300
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Cash Equivalents 1.1%
--------------------------------------------------------------------------------
Zurich Scudder Cash Management QP Trust, 3.2%
  (b) (Cost $28,844,389)                            28,844,389      28,844,389
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100% (Cost $3,619,376,839) (a)     2,554,731,143
--------------------------------------------------------------------------------

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(a) The cost for federal income tax purposes was $3,628,216,702. At September 30, 2001, net unrealized depreciation for all securities based on tax cost was $1,073,485,559. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,041,954 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,093,527,513.

(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Securities valued at fair value by management and approved in good faith following procedures approved by the Trustees, amounted to $2,409,736 (0.09% of net assets). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at September 30, 2001 aggregated $4,101,356. These securities may also have certain restrictions as to resale.


    The accompanying notes are an integral part of the financial statements.

(d) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at September 30, 2001 amounted to $130,558,015, which represents 4.99% of net assets. Information concerning such restricted securities at September 30, 2001 is as follows:

                                                 Acquisition Date    Cost ($)
-------------------------------------------------------------------------------
Autonation, Inc.                                      8/1/2001       5,726,398
-------------------------------------------------------------------------------
Charter Communication Holdings LLC                   5/10/2001       1,265,304
-------------------------------------------------------------------------------
Chesapeake Energy Corp.                              3/30/2001       7,935,473
-------------------------------------------------------------------------------
Choctaw Resort                                       3/22/2001       6,450,000
-------------------------------------------------------------------------------
Eaton Vance CDO                                      5/25/2000       1,000,000
-------------------------------------------------------------------------------
Felcor Lodging LP                                    5/24/2001      15,927,023
-------------------------------------------------------------------------------
Golden Tree High Yield Opportunities                 10/1/2000       2,500,000
-------------------------------------------------------------------------------
Hayes Wheels International, Inc.                     6/14/2001       6,645,752
-------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority                      7/19/2001       6,480,000
-------------------------------------------------------------------------------
Navistar International                               5/23/2001       4,000,000
-------------------------------------------------------------------------------
Nextmedia Operating, Inc.                            6/28/2001       6,560,766
-------------------------------------------------------------------------------
PAHYRS Trust                                         6/18/2001      24,287,340
-------------------------------------------------------------------------------
Plastipak Holdings                                   8/15/2001       5,683,162
-------------------------------------------------------------------------------
Primedia, Inc.                                        5/3/2001      10,366,092
-------------------------------------------------------------------------------
Salton, Inc.                                         4/18/2001       6,781,522
-------------------------------------------------------------------------------
Schuler Homes                                        6/21/2001       5,560,000
-------------------------------------------------------------------------------
United Rentals, Inc.                                 4/12/2001      12,406,288
-------------------------------------------------------------------------------
Vanguard Health Systems                              7/20/2001      13,880,250
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(e) At September 30, 2001, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

At September 30, 2001, open futures contracts sold short were as follows:

                                                  Aggregate Face
Futures                    Expiration  Contracts     Value ($)       Value ($)
--------------------------------------------------------------------------------
5 year U.S. Treasury Note   12/19/01     1,150    121,723,157      124,415,625
--------------------------------------------------------------------------------
Total unrealized depreciation on futures contracts sold short      $(2,692,468)
--------------------------------------------------------------------------------

PIK denotes that interest or dividend is paid in kind.



    The accompanying notes are an integral part of the financial statements.

Financial Statements
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of September 30, 2001
----------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------
Investments in securities, at value (cost $3,619,376,839)         $ 2,554,731,143
----------------------------------------------------------------------------------
Receivable for investments sold                                        19,792,080
----------------------------------------------------------------------------------
Interest receivable                                                    84,607,518
----------------------------------------------------------------------------------
Receivable for Fund shares sold                                         2,815,570
----------------------------------------------------------------------------------
Receivable for daily variation margin on open futures contracts           251,562
----------------------------------------------------------------------------------
Total assets                                                        2,662,197,873
----------------------------------------------------------------------------------

Liabilities
----------------------------------------------------------------------------------
Payable for investments purchased                                      22,033,805
----------------------------------------------------------------------------------
Dividends payable                                                      12,241,840
----------------------------------------------------------------------------------
Payable for Fund shares redeemed                                        7,365,585
----------------------------------------------------------------------------------
Accrued management fee                                                  1,069,806
----------------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                        38,784
----------------------------------------------------------------------------------
Accrued reorganization costs                                               74,237
----------------------------------------------------------------------------------
Other accrued expenses and payables                                     2,419,352
----------------------------------------------------------------------------------
Total liabilities                                                      45,243,409
----------------------------------------------------------------------------------
Net assets, at value                                              $ 2,616,954,464
----------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income          (12,280,417)
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                      (1,064,645,696)
----------------------------------------------------------------------------------
  Futures                                                              (2,692,468)
----------------------------------------------------------------------------------
Accumulated net realized gain (loss)                                 (656,596,778)
----------------------------------------------------------------------------------
Paid-in capital                                                     4,353,169,823
----------------------------------------------------------------------------------
Net assets, at value                                              $ 2,616,954,464
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------
 Statement of Assets and Liabilities as of September 30, 2001 (continued)
----------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------
Class A

Net Asset Value and redemption price per share
($1,830,786,917 / 353,457,367outstanding shares of
beneficial interest, $.01 par value, unlimited number
of shares authorized)                                              $          5.18
----------------------------------------------------------------------------------
Maximum offering price per share (100 / 95.50 of $5.18)            $          5.42
----------------------------------------------------------------------------------
Class B

Net Asset Value, offering and redemption price per
share (subject to contingent deferred sales charge)
($658,822,645 / 127,310,341 outstanding shares of
beneficial interest, $.01 par value, unlimited number
of shares authorized)                                              $          5.17
----------------------------------------------------------------------------------
Class C

Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($118,564,022 / 22,861,953 outstanding shares of beneficial interest, $.01 par value,
unlimited number of shares authorized)                            $          5.19
----------------------------------------------------------------------------------
Class I

Net Asset Value, offering and redemption price per share
($8,780,880 / 1,697,009 outstanding shares of beneficial
interest, $.01 par value, unlimited number of shares authorized)  $          5.17
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------
Statement of Operations for the year ended September 30, 2001
----------------------------------------------------------------------------------

Investment Income
----------------------------------------------------------------------------------
Income:
Dividends                                                         $     5,383,954
----------------------------------------------------------------------------------
Interest                                                              358,740,079
----------------------------------------------------------------------------------
Total Income                                                          364,124,033
----------------------------------------------------------------------------------
Expenses:                                                              16,242,096
Management fee
----------------------------------------------------------------------------------
Administrative fee                                                      2,225,596
----------------------------------------------------------------------------------
Services to shareholders                                                4,002,916
----------------------------------------------------------------------------------
Custodian fees                                                             87,193
----------------------------------------------------------------------------------
Distribution services fees                                             13,568,024
----------------------------------------------------------------------------------
Auditing                                                                   63,989
----------------------------------------------------------------------------------
Legal                                                                   2,648,693
----------------------------------------------------------------------------------
Trustees' fees and expenses                                                46,339
----------------------------------------------------------------------------------
Reports to shareholders                                                   611,271
----------------------------------------------------------------------------------
Registration fees                                                          58,296
----------------------------------------------------------------------------------
Reorganization                                                            752,284
----------------------------------------------------------------------------------
Other                                                                     674,719
----------------------------------------------------------------------------------
Total expenses, before expense reductions                              40,981,416
----------------------------------------------------------------------------------
Expense reductions                                                       (737,912)
----------------------------------------------------------------------------------
Total expenses, after expense reductions                               40,243,504
----------------------------------------------------------------------------------
Net investment income                                                 323,880,529
----------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
----------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                          (250,012,563)
----------------------------------------------------------------------------------
Futures                                                                (1,828,884)
----------------------------------------------------------------------------------
                                                                     (251,841,447)
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on
Investments                                                          (295,346,087)
----------------------------------------------------------------------------------
Futures                                                                (2,692,468)
----------------------------------------------------------------------------------
                                                                     (298,038,555)
----------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           (549,880,002)
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $  (225,999,473)
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------
 Statements of Changes in Net Assets
----------------------------------------------------------------------------------

                                                     Years Ended September 30,
Increase (Decrease) in Net Assets                      2001             2000
----------------------------------------------------------------------------------
Operations:
Net investment income                            $   323,880,529  $   423,729,274
----------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                        (251,841,447)    (202,813,381)
----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period           (298,038,555)    (274,290,388)
----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                     (225,999,473)     (53,374,495)
----------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
  Class A                                           (246,945,475)    (306,495,286)
----------------------------------------------------------------------------------
  Class B                                            (78,825,531)    (102,175,078)
----------------------------------------------------------------------------------
  Class C                                            (13,520,714)     (16,302,384)
----------------------------------------------------------------------------------
  Class I                                             (1,373,990)      (1,748,480)
----------------------------------------------------------------------------------
Return of capital:
  Class A                                            (12,768,261)              --
----------------------------------------------------------------------------------
  Class B                                             (4,075,657)              --
----------------------------------------------------------------------------------
  Class C                                               (699,086)              --
----------------------------------------------------------------------------------
  Class I                                                (71,042)              --
----------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                          1,455,461,726    1,658,624,078
----------------------------------------------------------------------------------
Net assets acquired in tax-free reorganization       116,232,731               --
----------------------------------------------------------------------------------
Reinvestment of distributions                        196,129,210      237,396,152
----------------------------------------------------------------------------------
Cost of shares redeemed                           (1,771,987,111)  (2,491,922,516)
----------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
share transactions                                    (4,163,444)    (595,902,286)
----------------------------------------------------------------------------------
Increase (decrease) in net assets                   (588,442,673)  (1,075,998,009)
----------------------------------------------------------------------------------
Net assets at beginning of period                  3,205,397,137    4,281,395,146
----------------------------------------------------------------------------------
Net assets at end of period (including
accumulated distributions in excess of net
investment income of $12,280,417 and
undistributed net investment income of
$4,395,050, respectively)                        $ 2,616,954,464  $ 3,205,397,137
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
----------------------------------------------------------------------------------

Class A

----------------------------------------------------------------------------------
 Years Ended September 30,          2001      2000     1999      1998     1997
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of
period                            $ 6.34    $ 7.23   $ 7.68    $ 8.50   $ 8.23
----------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income              .64^a     .77^a    .78^a     .76^a    .76
----------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                     (1.09)     (.89)    (.46)     (.81)     .31
----------------------------------------------------------------------------------
  Total from investment operations  (.45)     (.12)     .32      (.05)    1.07
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.68)     (.77)    (.77)     (.77)    (.80)
----------------------------------------------------------------------------------
  Return of capital                 (.03)       --       --        --       --
----------------------------------------------------------------------------------
  Total distributions               (.71)     (.77)    (.77)     (.77)    (.80)
----------------------------------------------------------------------------------
Net asset value, end of period    $ 5.18    $ 6.34   $ 7.23    $ 7.68   $ 8.50
----------------------------------------------------------------------------------
Total Return (%)^b                 (7.68)    (1.88)    4.11      (.95)   13.69
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period
($ millions)                       1,831     2,277    2,945     3,304    3,463
----------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                      1.11^c     .93      .96       .89      .88
----------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                      1.09^c     .92      .96       .89      .88
----------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                         10.94     11.10    10.15      9.09     9.18
----------------------------------------------------------------------------------
Portfolio turnover rate (%)           69        52       67        92       91
----------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return does not reflect the effect of sales charges.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.09% and 1.09%, respectively (see Notes to Financial Statements).

Class B

----------------------------------------------------------------------------------
 Years Ended September 30,          2001      2000     1999      1998     1997
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of
period                            $ 6.33    $ 7.22   $ 7.67    $ 8.49   $ 8.22
----------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income              .59^a     .71^a    .71^a     .68^a    .69
----------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                     (1.09)     (.88)    (.45)     (.80)     .31
----------------------------------------------------------------------------------
  Total from investment operations  (.50)     (.17)     .26      (.12)    1.00
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.63)     (.72)    (.71)     (.70)    (.73)
----------------------------------------------------------------------------------
  Return of capital                 (.03)       --       --        --       --
----------------------------------------------------------------------------------
  Total distributions               (.66)     (.72)    (.71)     (.70)    (.73)
----------------------------------------------------------------------------------
Net asset value, end of period    $ 5.17    $ 6.33   $ 7.22    $ 7.67   $ 8.49
----------------------------------------------------------------------------------
Total Return (%)^b                 (8.50)    (2.68)    3.26     (1.82)   12.72
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period
($ millions)                         659       792    1,145     1,292    1,317
----------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                      1.94^c    1.78     1.78      1.76     1.76
----------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                      1.91^c    1.77     1.78      1.76     1.76
----------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                         10.12     10.24     9.33      8.22     8.30
----------------------------------------------------------------------------------
Portfolio turnover rate (%)           69        52       67        92       91
----------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return does not reflect the effect of sales charges.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.91% and 1.91%, respectively (see Notes to Financial Statements).

Class C

----------------------------------------------------------------------------------
 Years Ended September 30,          2001      2000     1999      1998     1997
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of
period                            $ 6.35    $ 7.24   $ 7.69    $ 8.52   $ 8.24
----------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income              .59^a     .72^a    .72^a     .69^a    .70
----------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                     (1.09)     (.89)    (.46)     (.82)     .31
----------------------------------------------------------------------------------
  Total from investment operations  (.50)     (.17)     .26      (.13)    1.01
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.63)     (.72)    (.71)     (.70)    (.73)
----------------------------------------------------------------------------------
  Return of capital                 (.03)       --       --        --       --
----------------------------------------------------------------------------------
  Total distributions               (.66)     (.72)    (.71)     (.70)    (.73)
----------------------------------------------------------------------------------
Net asset value, end of period    $ 5.19    $ 6.35   $ 7.24    $ 7.69   $ 8.52
----------------------------------------------------------------------------------
Total Return (%)^b                 (8.46)    (2.66)    3.30     (1.89)   12.88
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period
($ millions)                         119       124      176       171      125
----------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                      1.98^c    1.77     1.73      1.71     1.71
----------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                      1.95^c    1.76     1.73      1.71     1.71
----------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                         10.09     10.25     9.38      8.27     8.35
----------------------------------------------------------------------------------
Portfolio turnover rate (%)           69        52       67        92       91
----------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b   Total return does not reflect the effect of sales charges.

^c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.95% and 1.95%, respectively (see Notes to Financial Statements).

Class I

----------------------------------------------------------------------------------
 Years Ended September 30,          2001     2000      1999     1998      1997
----------------------------------------------------------------------------------

Selected Per Share Data
----------------------------------------------------------------------------------
Net asset value, beginning of
period                            $ 6.33   $ 7.22    $ 7.68   $ 8.50    $ 8.23
----------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income              .66^a    .80^a     .82^a    .76^a     .78
----------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                     (1.09)    (.90)     (.48)    (.78)      .31
----------------------------------------------------------------------------------
  Total from investment operations  (.43)    (.10)      .34     (.02)     1.09
----------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.69)    (.79)     (.80)    (.80)     (.82)
----------------------------------------------------------------------------------
  Return of capital                 (.04)      --        --       --        --
----------------------------------------------------------------------------------
  Total distributions               (.73)    (.79)     (.80)    (.80)     (.82)
----------------------------------------------------------------------------------
Net asset value, end of period    $ 5.17   $ 6.33    $ 7.22   $ 7.68    $ 8.50
----------------------------------------------------------------------------------
Total Return (%)                   (7.39)   (1.60)     4.36     (.66)    13.96
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period
($ millions)                          9        12        15       17        35
----------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                       .73^b    .64       .62      .60       .62
----------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                       .72^b    .63       .62      .60       .62
----------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                         11.30    11.40     10.49     9.38      9.44
----------------------------------------------------------------------------------
Portfolio turnover rate (%)           69       52        67       92        91
----------------------------------------------------------------------------------

^a   Based on average shares outstanding during the period.

^b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .72% and .72%, respectively (see Notes to Financial Statements).

Notes to Financial Statements
--------------------------------------------------------------------------------


A. Significant Accounting Policies

Scudder High-Yield Fund (the "Fund"), formerly Kemper High Yield Fund, is a diversified series of Scudder High Yield Series (the "Trust"), formerly Kemper High Yield Series, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that most fairly reflects fair value, as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date).

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $384,373,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2003 ($46,033,000) or September 30, 2004 ($6,237,000) or September 30, 2007
($37,749,000) or September 30, 2008 ($121,106,000), or September 30, 2009
($173,248,000), the respective expiration dates. In addition, the Fund inherited approximately $7,389,000 of capital loss carryforwards from its merger with Kemper High Yield Fund II which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2007 ($1,947,000) or September 30, 2008 ($5,442,000), the respective expiration dates. In addition, from November 1, 2000 through September 30, 2001 the Fund incurred approximately $255,416,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for financial reporting and tax purposes.

B. Purchases and Sales of Securities

For the year ended September 30, 2001, purchases and sales of investment securities (excluding short-term instruments and U.S. government obligations) aggregated $1,249,610,199 and $1,551,541,234, respectively. Purchases and sales of U.S. government obligations aggregated $756,104,805 and $692,999,804, respectively.

C. Related Parties

As described in Note G, Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc. initiated a restructuring program for most of its funds. As part of this reorganization, the Fund entered into an Administrative Agreement. The agreement was effective May 29, 2001. The terms of the newly adopted and pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable monthly under the Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of average daily net assets computed and accrued daily, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000. For the year ended September 30, 2001, the fee pursuant to the Agreement aggregated $16,242,096, which is equivalent to an annualized effective rate of 0.54% of the Fund's average net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. Definitive transaction agreements are expected to be signed in the fourth quarter of 2001 and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

Administrative Fee. Effective May 29, 2001, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, ZSI provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee"). The Administrative Fee for Class A, Class B, Class C and Class I for the year ended September 30, 2001 was equal to an annualized effective rate of 0.200%, 0.275%, 0.275% and 0.100%, respectively, of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., shareholder services, custody, audit and legal), under these arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period May 29, 2001 through September 30, 2001, the Administrative Fee was as follows:


                                                                  Unpaid at
                                                                September 30,
Administrative Fee                           Total Aggregated       2001
------------------------------------------------------------------------------
Class A                                      $     1,404,715  $       314,094
------------------------------------------------------------------------------
Class B                                              691,591          370,650
------------------------------------------------------------------------------
Class C                                              125,431           62,788
------------------------------------------------------------------------------
Class I                                                3,859              826
------------------------------------------------------------------------------
                                             $     2,225,596  $       748,358
------------------------------------------------------------------------------


Service Provider Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B, C and I shares. For the period October 1, 2001 through May 29, 2001, the amount charged to the Fund by SISC aggregated $3,050,152.

Effective May 29, 2001, the above fee is paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2001, the Distribution Fee was as follows:


                                                                    Unpaid at
                                                                  September 30,
Distribution Fee                              Total Aggregated        2001
-------------------------------------------------------------------------------
Class B                                       $     5,542,940  $       431,057
-------------------------------------------------------------------------------
Class C                                               953,864           79,467
-------------------------------------------------------------------------------
                                              $     6,496,804  $       510,524
-------------------------------------------------------------------------------


Effective May 29, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI also provides information and administrative services ("Service Fee") to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. This amended agreement replaced the Administrative Services Agreement and did not result in any increase in fees or expenses to each such class. For the year ended September 30, 2001, the Service Fee was as follows:


                                                                    Unpaid at
                                                                   September 30,
Service Fee                                   Total Aggregated        2001
-------------------------------------------------------------------------------
Class A                                       $     4,905,619  $       316,615
-------------------------------------------------------------------------------
Class B                                             1,847,647          154,704
-------------------------------------------------------------------------------
Class C                                               317,954           31,711
-------------------------------------------------------------------------------
                                              $     7,071,220  $       503,030
-------------------------------------------------------------------------------


Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2001 aggregated $423,803.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2001 the CDSC for Class B and Class C was $1,813,337 and $18,750, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended September 30, 2001, Trustees' fees and expenses for the Fund aggregated $20,057. In addition, a one-time fee of $26,282 was accrued for payment to those trustees not affiliated with the Advisor who did not stand for re-election under the reorganization discussed in Note G. Inasmuch as the Advisor also benefited from administrative efficiencies of a Consolidated Board, the Advisor agreed to bear $13,141 of such costs.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. ZSI does not receive a management fee for the affiliated funds' investment in the QP Trust. Distributions from the QP Trust to the Fund for the year ended September 30, 2001, totaled $678,100 and are reflected as dividend income on the Statement of Operations.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the period from October 1, 2000 through May 28, 2001, the Fund's custodian fees were reduced by $40,135. For the period from May 29, 2001 through September 30, 2001 pursuant to the Administrative Agreement, the Administrative Fee was reduced by $25,537 for custodian credits earned. Prior to May 29, 2001, transfer agent fees were reduced by $53,855. Effective May 29, 2001, transfer agent fees are no longer used to reduce Fund expenses.

E. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Capital Share Transactions

The following table summarizes share and dollar activity in the Fund:

                            Year Ended                      Year Ended
                        September 30, 2001              September 30, 2000
----------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
----------------------------------------------------------------------------------

Shares sold
----------------------------------------------------------------------------------
Class A           184,339,536    $1,080,875,657   163,593,331     $1,129,906,529
----------------------------------------------------------------------------------
Class B            41,624,575       243,532,809    47,696,031        328,388,625
----------------------------------------------------------------------------------
Class C            17,416,001       102,365,655    15,442,641        106,807,169
----------------------------------------------------------------------------------
Class I             4,948,445        28,687,605     2,098,090         14,713,880
----------------------------------------------------------------------------------
                                 $1,455,461,726                   $1,579,816,203
----------------------------------------------------------------------------------

Shares issued in tax-free reorganization
----------------------------------------------------------------------------------
Class A             7,325,888    $   42,784,004            --     $           --
----------------------------------------------------------------------------------
Class B            10,196,845        59,445,558            --                 --
----------------------------------------------------------------------------------
Class C             2,397,861        14,003,169            --                 --
----------------------------------------------------------------------------------
                                 $  116,232,731                   $           --
----------------------------------------------------------------------------------

                                       40

                            Year Ended                      Year Ended
                        September 30, 2001              September 30, 2000
----------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
----------------------------------------------------------------------------------

Shares issued in reinvestment of dividends
----------------------------------------------------------------------------------
Class A            25,268,222    $  146,317,651    25,289,367     $  173,334,908
----------------------------------------------------------------------------------
Class B             7,009,074        40,525,394     7,731,653         53,031,831
----------------------------------------------------------------------------------
Class C             1,353,595         7,841,014     1,351,062          9,287,824
----------------------------------------------------------------------------------
Class I               249,776         1,445,151       253,791          1,741,589
----------------------------------------------------------------------------------
                                 $  196,129,210                   $  237,396,152
----------------------------------------------------------------------------------

Shares redeemed
----------------------------------------------------------------------------------
Class A          (222,386,689)   $1,304,101,241) (248,955,466)   $(1,712,408,411)
----------------------------------------------------------------------------------
Class B           (56,588,895)     (331,073,440)  (77,589,585)      (534,169,265)
----------------------------------------------------------------------------------
Class C           (17,888,733)     (105,187,029)  (21,574,940)      (149,076,967)
----------------------------------------------------------------------------------
Class I            (5,441,820)      (31,625,401)   (2,500,242)       (17,459,998)
----------------------------------------------------------------------------------
                                $(1,771,987,111)                 $(2,413,114,641)
----------------------------------------------------------------------------------

Net increase (decrease)
----------------------------------------------------------------------------------
Class A            (5,453,043)    $ (34,123,929)  (60,072,768)     $(409,166,974)
----------------------------------------------------------------------------------
Class B             2,241,599        12,430,321   (22,161,901)      (152,748,809)
----------------------------------------------------------------------------------
Class C             3,278,724        19,022,809    (4,781,237)       (32,981,974)
----------------------------------------------------------------------------------
Class I              (243,599)       (1,492,645)     (148,361)        (1,004,529)
----------------------------------------------------------------------------------
                                 $   (4,163,444)                   $(595,902,286)
----------------------------------------------------------------------------------


G. Reorganization

ZSI initiated a program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $605,244 of such costs.

H. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide requires the Fund to amortize premium and accrete discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of amortization/accretion that would have been recognized had amortization/accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

I. Acquisition of Assets

On May 25, 2001, the Fund acquired all of the net assets of Kemper High Yield II Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 7,325,888 Class A shares, 10,196,845 Class B shares and 2,397,861 Class C shares of the Fund, respectively, for 5,858,303 Class A shares, 8,136,820 Class B shares and 1,917,500 Class C shares of Kemper High Yield II Fund, respectively, outstanding on May 25, 2001. Kemper High Yield II Fund's net assets at that date ($116,232,731), including $22,742,221 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $3,193,349,626. The combined net assets of the Fund immediately following the acquisition were $3,309,582,357.

Report of Ernst & Young LLP,
Independent Auditors
--------------------------------------------------------------------------------


To the Board of Trustees and Shareholders of Scudder High-Yield Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of Scudder High-Yield Fund, formerly Kemper High Yield Fund, (the "Fund"), as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder High-Yield Fund at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts                                       /s/Ernst & Young LLP
November 16, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------


Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


Officers and Trustees
--------------------------------------------------------------------------------


TRUSTEES                                    OFFICERS

John W. Ballantine                          Philip J. Collora
   Trustee                                     Vice President and
                                               Assistant Secretary
Lewis A. Burnham
   Trustee                                  Harry E. Resis, Jr.
                                               Vice President
Mark S. Casady
   Trustee and President                    Kathryn L. Quirk
                                               Vice President
Linda C. Coughlin
   Chairperson, Trustee and                 Richard L. Vandenberg
   Vice President                              Vice President

Donald L. Dunaway                           Linda J. Wondrack
   Trustee                                     Vice President

James R. Edgar                              John R. Hebble
   Trustee                                     Treasurer

William F. Glavin, Jr.                      Thomas Lally
   Trustee                                     Assistant Treasurer

Robert B. Hoffman                           Brenda Lyons
   Trustee                                     Assistant Treasurer

Shirley D. Peterson                         John Millette
   Trustee                                     Secretary

Fred B. Renwick                             Caroline Pearson
   Trustee                                     Assistant Secretary

William P. Sommers
   Trustee

John G. Weithers
   Trustee

Shareholder Meeting Results
--------------------------------------------------------------------------------


A Special Meeting of Shareholders (the "Meeting") of Scudder High-Yield Series (the "Trust"), was held on Thursday, May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110.

At the Meeting, the following matter was voted upon by the shareholders of all series of the Trust.

1. To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

                                            Number of Votes:
                      ----------------------------------------------------------
Trustee                       For               Withheld       Broker Non-Votes*
--------------------------------------------------------------------------------
John W. Ballantine        340,898,601          5,826,502               0
--------------------------------------------------------------------------------
Lewis A. Burnham          340,754,154          5,970,949               0
--------------------------------------------------------------------------------
Mark S. Casady            340,791,147          5,933,955               0
--------------------------------------------------------------------------------
Linda C. Coughlin         340,828,627          5,896,475               0
--------------------------------------------------------------------------------
Donald L. Dunaway         340,858,145          5,866,957               0
--------------------------------------------------------------------------------
James R. Edgar            340,868,896          5,856,206               0
--------------------------------------------------------------------------------
William F. Glavin         340,846,401          5,878,702               0
--------------------------------------------------------------------------------
Robert B. Hoffman         340,829,433          5,895,670               0
--------------------------------------------------------------------------------
Shirley D. Peterson       340,827,131          5,897,971               0
--------------------------------------------------------------------------------
Fred B. Renwick           340,717,457          6,007,645               0
--------------------------------------------------------------------------------
William P. Sommers        340,802,312          5,922,791               0
--------------------------------------------------------------------------------
John G. Weithers          340,851,927          5,873,175               0
--------------------------------------------------------------------------------

The following matter was voted upon by the shareholders of Scudder High-Yield Fund, a series of the Trust:

2. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund's current fiscal year:

        Affirmative                   Against                    Abstain
--------------------------------------------------------------------------------
        334,818,428                  2,478,495                  6,784,839
--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

The following matters were voted upon by the shareholders of each class of Scudder High-Yield Fund, as applicable:

Class A

3. To approve a Rule 12b-1 Plan:

        Affirmative                   Against                    Abstain
--------------------------------------------------------------------------------
        224,364,066                  6,462,478                  8,596,651
--------------------------------------------------------------------------------


Class B

3. To approve an Amended and Restated Rule 12b-1Plan:

        Affirmative                   Against                    Abstain
--------------------------------------------------------------------------------
         82,650,366                  1,304,578                  2,065,033
--------------------------------------------------------------------------------


Class C
3. To approve an Amended and Restated Rule 12b-1 Plan:

        Affirmative                   Against                    Abstain
--------------------------------------------------------------------------------
         16,153,591                   294,955                    406,035
--------------------------------------------------------------------------------

Account Management Resources
--------------------------------------------------------------------------------


      Legal Counsel   Vedder, Price, Kaufman & Kammholz

                      222 North LaSalle Street
                      Chicago, IL 60601
--------------------------------------------------------------------------------

        Shareholder   Scudder Investments Service Company
      Service Agent
                      P.O. Box 219151
                      Kansas City, MO 64121
--------------------------------------------------------------------------------

      Custodian and   State Street Bank and Trust Company
     Transfer Agent
                      225 Franklin Street
                      Boston, MA 02110
--------------------------------------------------------------------------------

        Independent   Ernst & Young LLP
           Auditors
                      200 Clarendon Street
                      Boston, MA 02116
--------------------------------------------------------------------------------

          Principal   Scudder Distributors, Inc.
        Underwriter
                      222 South Riverside Plaza
                      Chicago, IL 60606
                      www.scudder.com
                      (800) 621-1048
--------------------------------------------------------------------------------

                                   SCUDDER
                                   INVESTMENTS

                                   222 South Riverside Plaza
                                   Chicago, IL 60606-5808